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Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MediaNews Group, Inc. (the "Company") for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
A. Mayo, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

                                 /s/ RONALD A. MAYO
                                     --------------
                                     Ronald A. Mayo
                                     Vice President and
                                     Chief Financial Officer
                                     February 12, 2003